Broadstone Real Estate Access Fund

Class W Shares and Class I Shares of Beneficial Interest

Supplement dated January 4, 2019

to the Prospectus and Statement of Additional Information

each dated October 4, 2018

1.	The following paragraph is added at the end of the subsection entitled “Risks Associated with the Fund’s Private CRE Investment Funds” in the ”Risk Factors” section on page 37 of the Prospectus:

Fund shareholders are not considered investors in the Private CRE Investment Funds and do not have the rights attributable to the investors in such underlying funds.

By investing in the Fund, (i) a Fund shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund (including, without limitation, the right to assert any claims against such underlying fund) related to their investment, and (ii) no underlying fund nor any of its affiliates nor any of their respective employees, directors, officers, partners, current or former stockholders, members, managers (including, without limitation, investment managers, portfolio managers, asset managers and investment advisers, general partners, attorneys, representatives or agents) owes any contractual or other duties (fiduciary or otherwise) to any individual Fund shareholder or has any responsibilities or other obligations to any individual Fund shareholder. The Fund, however, as the investor in each underlying fund, will have all the rights attributable to an investor in each such underlying fund.

2.	The following paragraph is added at the end of the “Other Information” section on page B-35 of the Statement of Information:

Portfolio Disclosures

The disclosure of portfolio holdings information is governed by the Fund’s Portfolio Disclosure Policy adopted by the Board of Trustees. For publicly available information on the Fund’s portfolio holdings, you may visit the Fund’s website, https://www.broadstone.com/investment-opportunities/broadstone-real-estate-access-fund/materials-documents/, where the Fund’s partial portfolio holdings information may be viewed monthly beginning approximately 30 calendar days after the end of each month. Partial portfolio holdings of the Fund may include any combination of portfolio holdings information short of disclosing the Fund’s full portfolio holdings, including but not limited to the top 5 and top 10 portfolio holdings in order of position size, including percentage of portfolio. Full portfolio holdings of the Fund will be provided on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Fund’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class W Shares and Class I Shares of Beneficial Interest of the Broadstone Real Estate Access Fund each dated October 4, 2018, which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 833-280-4479.